Supplement
dated September 5, 2023
to the
Prospectus and Statement of Additional Information
dated March 30, 2023
for
NXG Global Clean Equity Fund (the “Fund”),
a series of Cushing Mutual Funds Trust (the “Trust”)

This supplement provides new and additional information that should be read in conjunction with the Prospectus and Statement of Additional Information listed above.

After careful consideration, Cushing® Asset Management, LP, doing business as NXG Investment Management (“NXG”), the Fund’s investment adviser, has recommended, and the Board of Trustees of the Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. The Fund will liquidate on or around October 6, 2023 (the “Liquidation Date”).

After the close of business on September 12, 2023, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Prior to the Liquidation Date, investors may continue to redeem shares of the Fund in the manner described in the Fund’s Prospectus.

Under the Plan of Liquidation, the Fund will wind up its business and affairs and will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. On or promptly after the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Prior to the Liquidation Date, if necessary, the Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the Liquidation Date. Distribution of liquidation proceeds, if any, to Fund shareholders generally will result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

In anticipation of the liquidation of the Fund, the Fund’s investment adviser may manage the Fund in a manner intended to facilitate the Fund's orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

If you would like additional information, please call 800-236-4424.

Please retain this supplement for future reference.